                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):        January 16, 2001
                                                             ----------------
                        FIRST USA BANK, NATIONAL ASSOCIATION
                         (As Successor to BANK ONE, N.A.)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                    United States
                                    -------------
                   (State or other jurisdiction of incorporation)

               0-25636                            51-0269396
               -------                            ----------
      (Commission File Number)       (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                         19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                   (302) 594-4117
--------------------------------------------------
Registrant's telephone number, including area code

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Item 5.   Other Events


               On January 16, 2001, the Banc One Credit Card Master Trust (the "Trust" made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:


                 Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

          See page 4 for Exhibit Index.


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                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST

                                   By:     /s/ Tracie H. Klein
                                         ---------------------------------------
                                   Name:   Tracie H. Klein
                                   Title:  First Vice President



Date:  January 16, 2001
       ----------------


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EXHIBIT INDEX


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

Exhibit   Description                                                                     Page
-------   -----------                                                                     ----
 99.1     Excess Spread Analysis                                                             5

 99.2     The Trust Allocation Report for the monthly Period ending December 31, 2000.       6

 99.3     Banc One Credit Card Master Trust -- Summary Report for Series 1996-A            7-8

 99.4     Monthly Servicer Certificate                                                       9
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